Exhibit 99.1

apollo medical HOLDINGS ANNOUNCES Launch OF

NEW OPERATING UNIT: MAVERICK MEDICAL GROUP

GLENDALE, CA - (PR Newswire) – June 5, 2013 - Apollo Medical Holdings, Inc. ("ApolloMed") (OTCQB:AMEH), an integrated physician-driven healthcare delivery company that puts ‘Patients First,’ today announced the launch of a new operating unit, Maverick Medical Group, an Independent Physician Association (IPA) serving Medicare, Dual Eligible, Commercial and Medi-Cal patients residing in the Greater Los Angeles area.

“The launch of Maverick IPA is both a logical and strategic complement to our existing businesses. Maverick enables ApolloMed to more fully capture value from our hospitalists’ high quality, cost effective performance, as well as to leverage the growing ApolloMed ACO care community,” stated Warren Hosseinion, M.D., Chief Executive Officer of ApolloMed.

Maverick is an equity-sharing IPA providing physicians with the support to meet the challenges inherent in the operation of individual physician practices. Maverick operates under full and professional risk contracts with health plans through its network of over 150 Primary Care Physicians and Specialist physicians. Maverick offers its physician partners a full complement of provider benefits, including:

•	IPA equity ownership with no buy-in required
•	Competitive monthly capitation payments
•	Opportunities to participate on the IPA Board and Committees
•	Access to all financial reporting, ensuring optimal transparency
•	Positioned for the Dual-Eligible Pilot Program in Los Angeles County

Maverick has succeeded in contracting for Medicare Advantage, Special Needs, Commercial and Medi-Cal HMOs serving the Greater Los Angeles market. Committed to delivering superior coordinated care and a positive patient-physician experience, Maverick will provide its members with direct access to Specialists; transportation for its senior members; a dedicated, toll-free “Senior Line” answered by a live person; comprehensive health and wellness education and preventative care scheduling assistance; multi-lingual/multi-cultural customer service representatives; multiple laboratory draw centers and urgent care centers; and access to local contracted hospitals.

About Apollo Medical Holdings, Inc. (ApolloMed)

Headquartered in Glendale, California and dedicated to putting the ‘Patient First,’ ApolloMed is a physician-driven integrated healthcare delivery company, fueled by its commitment to provide exceptional multi-disciplinary care in the communities it serves in Southern and Central California.  ApolloMed is addressing the healthcare needs of the nation’s largest population center by leveraging its integrated healthcare delivery platform through its affiliated physician groups:  ApolloMed Hospitalists, ApolloMed ACO (Accountable Care Organization) and Maverick Medical Group IPA.  This platform combines hospitalist medicine, critical care medicine, patient care coordination, case management and transition management that enable healthcare organizations to engage in performance payments for utilization efficiency, quality of care objectives and shared accountability arrangements.  ApolloMed strives to improve medical outcomes with high quality, cost efficient care.  For more information, please visit www.apollomed.net.

Forward Looking Statements

This press release may contain forward-looking statements, including information about management's view of future expectations, plans and prospects for Apollo Medical Holdings, Inc. (“the Company”).  In particular, when used in the preceding discussion, the words “predicts,” "believes," "expects," "intends," “seeks,” “estimates,” "plans," "anticipates," and similar conditional expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could” are intended to identify forward-looking statements.  In addition, our representatives may from time to time make oral forward-looking statements. Any such statements, other than those of historical fact, about an action, event or development, are forward-looking statements. Such statements are based on the current expectations and certain assumptions of the Company’s management. Such statements are, therefore, subject to a variety of known and unknown risks, uncertainties and other factors, many of which are beyond the control of the Company, which could cause the actual results, performance or achievements of the Company, its subsidiaries and concepts to be materially different than those that may be expressed or implied in such statements or anticipated on the basis of historical trends.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements may vary materially from those described in the relevant forward-looking statement as being expected, anticipated, intended, planned, believed, sought, estimated or projected. Unknown or unpredictable factors also could have material adverse effects on the Company’s future results.  The forward-looking statements included herein are made only as of the date hereof.  The Company cannot guarantee future results, levels of activity, performance or achievements.  Accordingly, you should not place undue reliance on these forward-looking statements.  Finally, the Company undertakes no obligation to update or revise these forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made, except as required by law, and also takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. You should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks discussed under Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended January 31, 2013 and in any of the Company’s other subsequent Securities and Exchange Commission filings.

FOR ADDITIONAL INFORMATION, PLEASE CONTACT

HANOVER|ELITE

Kathy Addison, Chief Operating Officer

407-585-1080 or via email at AMEH@hanoverelite.com